UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 16, 2024

Digital Utilities Ventures,Inc.
(Exact Name of Registrant as Specified in Charter)
Delaware	000-50342	86-0515411
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
40 Good Counsel Drive, Suite 200 Mankato, MN 56001
(952) 400-6045 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 2.01 Completion of Acquisition

On April 15, 2024, Digital Utilities Ventures, Inc., a Delaware Corporation (the “Company”), entered into a Common Stock Purchase Agreement (“Agreement”), made effective March 31, 2024, by which it acquired a majority interest in Easy Energy Systems Technologies, LLC, a Minnesota limited liability company (“EEST”) and wholly owned subsidiary of Easy Energy Systems, Inc., a Minnesota Corporation (“EES”), and Easy Modular Manufacturing, Inc., a Minnesota Corporation (“EMM”), wholly owned by the Mark and Shauna Souza Gaalswyk Irrevocable Trust, a Minnesota Trust (“Trust”), in exchange for shares of common and preferred stock of the Company.

In consideration of acquisition of a majority interest in EEST and EMM, the Company has agreed to issue 3,763,000,000 shares of common stock as follows:

(i)	1,796,342,500 to EES (a company controlled by Mark Gaalswyk);
(ii)	1,578,657,500 to the Trust;
(iii)	50,000,000 to Malcolm Nickerson for cancellation of the Dakota Max, LLC shares below;
(iv)	198,000,000 to Noemi Gil Espinal for services; and
(v)	140,000 to SCI, Inc., a Colorado Corporation (“SCI”) in exchange for restatement of certain debt.

Additionally, the Company has agreed to authorize 5,000,000,000 shares of Class “C” Preferred shares and to issue Class “C” Preferred Shares as follows:

(i)	2,434,756,098 to EES;
(ii)	2,140,243,902 to the Trust; and
(iii)	195,000,000 to SCI Inc. for cancellation of certain debt.

The Class “C” Preferred Shares have conversion rights into Class A Common Stock on a 1:1 basis and also carry a 10:1 voting preference in relation to the Class A Common.

In connection with the Agreement, the Company’s controlling common shareholder of issued Class A common stock, Dakota Max, LLC, a Wyoming limited liability company (“Dakota”), agreed to cancel 2,280,584,037 shares of common stock, which represented 100% of all shares owned by Dakota, effective as of March 31, 2024. Also in connection with the Agreement, the Company’s greater than 5% holder, Inna Sheveleva, agreed to cancel 140,016,912 shares of common stock comprising 50% of all shares owned by her, effective as of March 31, 2024.

The Company has restructured its outstanding debt, currently in excess of $4,100,000, to remove all conversion rights and reduce interest rates of 18% and 8% to 5% per annum.

The Agreement was consummated on April 15, 2024, but was made effective as of March 31, 2024 for accounting and operational purposes going forward.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 16, 2024	DIGITAL UTILITIES VENTURES, INC

By: /s/ Mark Gaalswyk
Name: Mark Gaalswyk
Title: Chief Executive Officer